Related Party Transactions	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Related Party Transactions

Note 11. Related Party Transactions

The Company had, and may be expected to have in the future, banking transactions in the ordinary course of business with directors, significant shareholders, principal officers, their immediate families, and affiliated companies in which they are principal shareholders (commonly referred to as related parties). In management’s opinion, such loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties, and do not involve more than the normal risk of collectability at the time of the transaction.

Activity in related party loans is detailed in tabular form in Note 5 of the notes to the Financial Statements.

Deposits from related parties at December 31, 2016 and December 31, 2015 approximated $7,755,582 and $7,934,526, respectively.